EXHIBIT  23.1



Consent  of  Independent  Auditors

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 5, 2001, in Post-Effective Amendment N .2 to the Registration Statement (Form S-1 N 333-87001) and related Prospectus of PixTech, Inc. for the registration of 16,100,000 shares of its common stock.

                        /s/  Ernst  &  Young  Audit

                        ERNST  &  YOUNG  AUDIT

                        Represented  by:  Christine  Blanc-Patin

Marseille  ,  France
May  23,  2001


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